Exhibit 99.1
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
On June 2, 2021, BrightSphere Investment Group Inc. (“BrightSphere”, “BSIG” or the “Company”) completed the sale of its equity interests in Landmark Partners, LLC (“Landmark”) to Ares Holdings L.P. (“Ares”).

The accompanying unaudited pro forma consolidated financial information has been prepared by the Company in accordance with Regulation S-X Article 11, Pro Forma Financial Information, as amended by the final rule, Amendments to Financial Disclosures about Acquired and Disposed Businesses, as adopted by the U.S. Securities and Exchange Commission (the “SEC”) on May 21, 2020 (“Article 11”). The accompanying unaudited pro forma consolidated financial statements have been adjusted to include estimated transaction accounting adjustments, which reflect the application of the accounting required by generally accepted accounting principles in the United States (“GAAP”), to illustrate the effects of the disposed business to the Company’s historical consolidated financial statements. The accompanying unaudited pro forma consolidated balance sheet as of March 31, 2021 has been prepared giving effect to the divestiture of Landmark as if it had been consummated as of March 31, 2021. The accompanying unaudited pro forma consolidated statements of operations for the three months ended March 31, 2021 and the years ended December 31, 2020, 2019, and 2018 have been prepared giving effect to the divestiture of Landmark as if it has been consummated at the beginning of the earliest period presented.

The estimated gain on sale of the Landmark disposition is reflected in the unaudited pro forma consolidated balance sheet within retained earnings. The estimated gain on sale is not reflected in the unaudited pro forma consolidated statements of operations as it does not have a continuing impact on BSIG’s results.

The unaudited pro forma consolidated financial information is subject to the assumptions and adjustments described in the accompanying notes. These assumptions and adjustments are based on information presently available. Actual adjustments may differ materially from the information presented. The unaudited pro forma consolidated financial statements are based on the historical financial statements of BSIG as of and for each period presented and in the opinion of BSIG management, all adjustments and disclosures necessary for a fair presentation of the pro forma data have been made. The unaudited pro forma consolidated financial information gives pro forma effect to events that are factually supportable, directly attributable to the transaction and are expected to have a continuing impact with respect to the Company's consolidated statements of operations.

These unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the results of operations or financial condition that would have been achieved had events reflected been completed as of the dates indicated or of the results that may be obtained in the future. The historical financial information on which the pro forma financial statements are based is included in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on May 7, 2021 and the Company’s Annual Report on Form 10-K filed with the SEC on March 1, 2021. The pro forma consolidated financial statements and the notes thereto should be read in conjunction with these historical consolidated financial statements.

BrightSphere Investment Group Inc.
Unaudited Pro Forma Consolidated Balance Sheet
As of March 31, 2021
(in millions except for per share data, unaudited)

	As Reported	Transaction Accounting Adjustments	Notes	Pro Forma as Adjusted
Assets
Cash and cash equivalents	$450.5	$722.4	(a)	$1,172.9
Restricted cash	1.6	—		1.6
Investment advisory fees receivable	120.7	—		120.7
Income taxes receivable	0.9	(0.9)	(b)	—
Fixed assets, net	62.6	—		62.6
Right of use assets	80.1	—		80.1
Investments (includes balances reported at fair value of $112.6)	114.6	—		114.6
Acquired intangibles, net	0.2	—		0.2
Goodwill	34.0	—		34.0
Other assets	31.4	—		31.4
Deferred tax assets	167.8	(86.2)	(c)	81.6
Assets held for sale:
Affiliate assets held for sale	241.6	(241.6)	(d)	—
Assets of consolidated Funds:
Consolidated Funds’ assets held for sale	130.9	(130.9)	(e)	—
Total assets	$1,436.9	$262.8		$1,699.7
Liabilities and stockholders’ equity
Accounts payable and accrued expenses	$23.0	$—		$23.0
Accrued incentive compensation	34.6	—		34.6
Due to OM plc	2.0	—		2.0
Other compensation liabilities	145.1	—		145.1
Accrued income taxes	4.2	87.3	(b)	91.5
Operating lease liabilities	96.9	—		96.9
Other liabilities	1.3	—		1.3
Debt:
Third party borrowings	475.5	—		475.5
Liabilities held for sale:
Affiliate liabilities held for sale	224.3	(224.3)	(d)	—
Total liabilities	1,006.9	(137.0)		869.9
Commitments and contingencies
Equity:
Common stock (par value $0.001; 79,354,810, issued)	0.1	—		0.1
Additional paid-in capital	492.8	—		492.8
Retained deficit	(150.3)	499.1	(f)	348.8
Accumulated other comprehensive loss	(11.9)	—		(11.9)
Non-controlling interests	5.6	(5.6)	(g)	—
Non-controlling interests in consolidated Funds	93.7	(93.7)	(e)	—
Total equity and non-controlling interests in consolidated Funds	430.0	399.8		829.8
Total liabilities and equity	$1,436.9	$262.8		$1,699.7
See accompanying notes to unaudited pro forma consolidated financial statements.

BrightSphere Investment Group Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the three months ended March 31, 2021
(in millions except for per share data, unaudited)

	As Reported	Transaction Accounting Adjustments	Notes	Pro Forma as Adjusted
Revenue:
Management fees	$125.3	$—		$125.3
Performance fees	4.6	—		4.6
Other revenue	1.3	—		1.3
Total revenue	131.2	—		131.2
Operating expenses:
Compensation and benefits	67.9	—		67.9
General and administrative expense	20.6	(1.0)	(h)	19.6
Depreciation and amortization	5.6	—		5.6
Total operating expenses	94.1	(1.0)		93.1
Operating income	37.1	1.0		38.1
Non-operating income and (expense):
Investment income	2.6	—		2.6
Interest expense	(6.2)	—		(6.2)
Loss on sale of subsidiary	(1.3)	—		(1.3)
Total non-operating income	(4.9)	—		(4.9)
Income from continuing operations before taxes	32.2	1.0		33.2
Income tax expense	10.3	0.3	(i)	10.6
Net income from continuing operations attributable to controlling interests	$21.9	$0.7		$22.6

Continuing operations earnings per share (basic) attributable to controlling interests	$0.28	—		$0.28
Continuing operations earnings per share (diluted) attributable to controlling interests	0.27	—		0.27
Weighted average common stock outstanding	79.3	—		79.3
Weighted average diluted common stock outstanding	82.3	—		82.3
See accompanying notes to unaudited pro forma consolidated financial statements.

BrightSphere Investment Group Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2020
(in millions except for per share data, unaudited)

	As Reported	Transaction Accounting Adjustments	Notes	Pro Forma as Adjusted
Revenue:
Management fees	$697.9	$(146.8)	(j)	$551.1
Performance fees	7.8	—		7.8
Other revenue	7.3	—		7.3
Consolidated Funds’ revenue	5.5	—		5.5
Total revenue	718.5	(146.8)		571.7
Operating expenses:
Compensation and benefits	388.7	(110.1)	(j)(k)	278.6
General and administrative expense	106.0	(11.6)	(j)	94.4
Impairment of goodwill	16.4	—		16.4
Amortization of acquired intangibles	6.7	(6.4)	(j)	0.3
Depreciation and amortization	21.0	(0.8)	(j)	20.2
Consolidated Funds’ expense	0.3	(0.1)	(l)	0.2
Total operating expenses	539.1	(129.0)		410.1
Operating income	179.4	(17.8)		161.6
Non-operating income and (expense):
Investment income	4.9	—		4.9
Interest income	0.6	(0.1)	(j)	0.5
Interest expense	(28.5)	0.1	(j)	(28.4)
Gain on sale of Affiliates	241.3	—		241.3
Net consolidated Funds’ investment gains	29.9	(35.1)	(l)	(5.2)
Total non-operating income	248.2	(35.1)		213.1
Income from continuing operations before taxes	427.6	(52.9)		374.7
Income tax expense	112.1	(7.1)	(i)	105.0
Income from continuing operations	315.5	(45.8)		269.7
Net income attributable to non-controlling interests in consolidated Funds	28.8	(28.4)	(l)	0.4
Net income from continuing operations attributable to controlling interests	$286.7	$(17.4)		$269.3

Continuing operations earnings per share (basic) attributable to controlling interests	$3.53	$(0.22)		$3.31
Continuing operations earnings per share (diluted) attributable to controlling interests	3.49	(0.21)		3.28
Weighted average common stock outstanding	81.3	—		81.3
Weighted average diluted common stock outstanding	82.0	—		82.0
See accompanying notes to unaudited pro forma consolidated financial statements.

BrightSphere Investment Group Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2019
(in millions except for per share data, unaudited)

	As Reported	Transaction Accounting Adjustments	Notes	Pro Forma as Adjusted
Revenue:
Management fees	$807.0	$(141.4)	(j)	$665.6
Performance fees	(0.1)	—		(0.1)
Other revenue	6.0	—		6.0
Consolidated Funds’ revenue	6.6	—		6.6
Total revenue	819.5	(141.4)		678.1
Operating expenses:
Compensation and benefits	416.2	(132.7)	(j)(k)	283.5
General and administrative expense	128.8	(15.0)	(j)	113.8
Amortization of acquired intangibles	6.6	(6.4)	(j)	0.2
Depreciation and amortization	17.2	(0.6)	(j)	16.6
Consolidated Funds’ expense	0.4	(0.1)	(l)	0.3
Total operating expenses	569.2	(154.8)		414.4
Operating income	250.3	13.4		263.7
Non-operating income and (expense):
Investment income	16.8	—		16.8
Interest income	2.2	(0.2)	(j)	2.0
Interest expense	(32.2)	0.1	(j)	(32.1)
Net consolidated Funds’ investment gains	20.9	(16.7)	(l)	4.2
Total non-operating income	7.7	(16.8)		(9.1)
Income from continuing operations before taxes	258.0	(3.4)		254.6
Income tax expense	18.0	3.5	(i)	21.5
Income from continuing operations	240.0	(6.9)		233.1
Net income attributable to non-controlling interests in consolidated Funds	16.1	(10.3)	(l)	5.8
Net income from continuing operations attributable to controlling interests	$223.9	$3.4		$227.3

Continuing operations earnings per share (basic) attributable to controlling interests	$2.45	$0.04		$2.49
Continuing operations earnings per share (diluted) attributable to controlling interests	2.45	0.04		2.49
Weighted average shares outstanding	91.2	—		91.2
Weighted average diluted shares outstanding	91.3	—		91.3
See accompanying notes to unaudited pro forma consolidated financial statements.

BrightSphere Investment Group Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2018
(in millions except for per share data, unaudited)

	As Reported	Transaction Accounting Adjustments	Notes	Pro Forma as Adjusted
Revenue:
Management fees	$905.0	$(177.1)	(j)	$727.9
Performance fees	9.8	—		9.8
Other revenue	9.6	—		9.6
Consolidated Funds’ revenue	3.8	—		3.8
Total revenue	928.2	(177.1)		751.1
Operating expenses:
Compensation and benefits	696.4	(310.1)	(j)(k)	386.3
General and administrative expense	126.0	(12.7)	(j)	113.3
Amortization of acquired intangibles	6.6	(6.4)	(j)	0.2
Depreciation and amortization	14.5	(0.4)	(j)	14.1
Consolidated Funds’ expense	0.9	—		0.9
Total operating expenses	844.4	(329.6)		514.8
Operating income	83.8	152.5		236.3
Non-operating income and (expense):
Investment income	66.5	(4.2)	(m)	62.3
Interest income	3.2	(0.1)	(j)	3.1
Interest expense	(24.9)	0.1	(j)	(24.8)
Gain on sale of Affiliates	20.0	—		20.0
Net consolidated Funds’ investment losses	(13.4)	—		(13.4)
Total non-operating income	51.4	(4.2)		47.2
Income from continuing operations before taxes	135.2	148.3		283.5
Income tax expense	5.0	35.4	(i)	40.4
Income from continuing operations	130.2	112.9		243.1
Net income attributable to non-controlling interests in consolidated Funds	(6.1)	—		(6.1)
Net income from continuing operations attributable to controlling interests	$136.3	$112.9		$249.2

Continuing operations earnings per share (basic) attributable to controlling interests	$1.27	$1.05		$2.32
Continuing operations earnings per share (diluted) attributable to controlling interests	1.26	1.05		2.31
Weighted average shares outstanding	107.4	—		107.4
Weighted average diluted shares outstanding	107.6	—		107.6
See accompanying notes to unaudited pro forma consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(in millions, except share and per share amounts)

The following items resulted in transaction accounting adjustments in the unaudited pro forma financial information:
(a)Adjustments represent $722.4 million of total cash receipts as a result of the transaction. Amounts include $687.7 million of proceeds from the sale of Landmark, $9.7 million of distributions to BrightSphere and $34.0 million from the redemption of BrightSphere’s seed investments with Landmark, less $9.0 million of estimated cash costs directly associated with the transaction. Preliminary cash receipts have been estimated to prepare this transaction accounting adjustment for the pro forma consolidated balance sheet. The final cash proceeds will be determined by the Company upon finalization of post-closing adjustments as described further in the Purchase Agreement and could differ materially from the preliminary cash proceeds used in this pro forma adjustment.
(b)Adjustment represents a change from income taxes receivable to accrued income taxes due to additional tax liability associated with the gain on sale of Landmark.
(c)Adjustment represents the decrease in deferred tax assets related to the disposition of Landmark.
(d)Adjustments represent the elimination of assets and liabilities held for sale attributable to Landmark.
(e)Adjustments represent the elimination of assets held for sale and non-controlling interests attributable to consolidated Funds of Landmark.
(f)The adjustment to retained earnings of $499.1 million includes the pro forma net gain on sale of Landmark of $503.7 million, $(3.2) million relating to the loss on redemption of BrightSphere’s seed investments with Landmark and the tax expense from the remeasurement of the deferred tax assets due to a change in state tax apportionment rates of $(1.4) million. The pro forma net gain is based on historical information as of March 31, 2021 for Landmark’s carrying value as of that date. The actual net gain will be based on BSIG’s carrying value in Landmark as of the closing date of June 2, 2021.
The pre-tax gain on sale of Landmark of $676.7 million ($503.7 million net of tax) calculated as follows:

(in millions)
Cash proceeds (including working capital and other adjustments)(1)	$687.7
Less: Selling costs associated with the transaction	(9.0)
Less: BSIG’s carrying value in Landmark(2)	(2.0)
Pro forma gain before income taxes	$676.7

Pro forma gain before income taxes	$676.7
Provision for income taxes	(173.0)
Pro forma net gain on sale of Landmark	$503.7

(1)The difference between the actual cash consideration received on June 2, 2021 and the cash consideration presented in the calculation of the pro forma gain on sale of Landmark is due to the changes in working capital adjustments and closing net debt from March 31, 2021 to June 2, 2021.
(2)The carrying value of Landmark is calculated as the carrying value of assets held for sale of $241.6 million, adjusted for $9.7 million of cash paid to BrightSphere for distributions prior to close, less liabilities held for sale of $224.3 million and non-controlling interests of $5.6 million.
(g)Adjustments represent the elimination of non-controlling interests attributable to Landmark.
(h)Adjustment reflects the removal of costs that were incurred by BSIG to sell Landmark that are included in the historical financial statements.
(i)Adjustment reflects the estimated income tax effect of the transaction accounting adjustments using an effective rate of 27.1% for the three months ended March 31, 2021, 28.9% for the year ended December 31, 2020, 50.5%

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(in millions, except share and per share amounts)

for the year ended December 31, 2019 and 23.9% for the year ended December 31, 2018. The Company used the effective tax rates attributable to the Landmark business for the transaction accounting adjustments as it more appropriately represents the tax impact of the Landmark business. The effective tax rates reflect non-taxable permanent items, local and state taxes and other Landmark state taxes required to be included in the Company’s consolidating statements under GAAP.

(j)Adjustments reflect the elimination of revenues, expenses, interest income and interest expense directly attributable to Landmark.
(k)The transaction accounting adjustment for compensation and benefits expense includes the amortization and revaluation of equity interests held by the key employees of Landmark of $0.1 million, $45.6 million and $203.8 million, for the years ended December 31, 2020, 2019 and 2018, respectively.
(l)Adjustments represent the elimination of expenses, investment gains, and net income attributable to non-controlling interests of funds deconsolidated following the completion of the sale transaction.
(m)Adjustment represents the elimination of the investment income related to BrightSphere’s seed investments with Landmark.